UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 6, 2005

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

707 2nd Avenue South
Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (612) 671-3131

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01               Regulation FD Disclosure.

Ameriprise Financial, Inc. furnishes herewith, as Exhibit 99.1, its Quarterly Statistical Supplement for the quarterly period ended June 30, 2005.

Item 9.01               Financial Statements and Exhibits.

(c) Exhibits.

Exhibit 99.1	Quarterly Statistical Supplement of Ameriprise Financial, Inc. for the quarterly period ended June 30, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(REGISTRANT)

By:	/s/ Walter S. Berman
Name:	Walter S. Berman
Title:	Executive Vice President
and Chief Financial Officer

DATE:  September 6, 2005

AMERIPRISE FINANCIAL, INC.

CURRENT REPORT ON FORM 8-K

Report Dated September 2, 2005

Exhibit No.	Description

Exhibit 99.1	Quarterly Statistical Supplement of Ameriprise Financial, Inc. for the quarterly period ended June 30, 2005.